+ May 5, 2026 Q2 Fiscal 2026 Earnings Exhibit 99.2

This document contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our expectations, estimates or projections concerning future results or events, including, without limitation, the future sales, gross margins, costs, earnings, cash flows, tax rates, packaging transition, and performance of the Company. These statements generally can be identified by the use of forward-looking words or phrases such as "believe," "expect," "expectation," "anticipate," "may," "could," "will," "intend," "belief," "estimate," "plan," "target," "predict," "likely," "should," "forecast," "outlook," or other similar words or phrases. These statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. We cannot assure you that any of our expectations, estimates or projections will be achieved. The forward-looking statements included in this document are only made as of the date of this document and we disclaim any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Numerous factors could cause our actual results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: Global economic and financial market conditions beyond our control might materially and negatively impact us. Competition in our product categories might hinder our ability to execute our business strategy, achieve profitability, or maintain relationships with existing customers. Changes in the retail environment and consumer preferences could adversely affect our business, financial condition and results of operations. Loss or impairment of the reputation of our Company or our leading brands or failure of our marketing plans could have an adverse effect on our business. Loss of any of our principal customers could significantly decrease our sales and profitability. Our ability to meet our growth targets depends on successful product, marketing and operations innovation and successful responses to competitive innovation and changing consumer habits. We are subject to risks related to our international operations, including tariff and currency fluctuations, which could adversely affect our results of operations. We must successfully manage the demand, supply, and operational challenges brought on by any disease outbreak, including epidemics, pandemics, or similar widespread public health concerns. If we fail to protect our intellectual property rights, competitors may manufacture and market similar products, which could adversely affect our market share and results of operations. Changes in production costs, including raw material prices and transportation costs, from tariffs, inflation or otherwise, have adversely affected, and in the future could erode, our profit margins and negatively impact operating results. Our reliance on certain significant suppliers subjects us to numerous risks, including possible interruptions in supply, which could adversely affect our business. Our business is vulnerable to the availability of raw materials, as well as our ability to forecast customer demand and manage production capacity. The manufacturing facilities, supply channels or other business operations of the Company and our suppliers may be subject to disruption from events beyond our control. Our future results may be affected by our operational execution, including our ability to achieve cost savings as a result of any current or future restructuring efforts. If our goodwill and indefinite-lived intangible assets become impaired, we will be required to record impairment charges, which may be significant. Sales of certain of our products are seasonal and adverse weather conditions during our peak selling seasons for certain auto care products could have a material adverse effect. We may use artificial intelligence in our business, which could result in reputational harm, competitive harm, and legal liability, and adversely affect our operations. A failure of a key information technology system could adversely impact our ability to conduct business. We rely significantly on information technology and any inadequacy, interruption, theft or loss of data, malicious attack, integration failure, failure to maintain the security, confidentiality or privacy of sensitive data residing on our systems or other security failure of that technology could harm our ability to effectively operate our business and damage the reputation of our brands. We may not be able to attract, retain and develop key employees, as well as effectively manage human capital resources. We have significant debt obligations that could adversely affect our business. Our credit ratings are important to our cost of capital. We may experience losses or be subject to increased funding and expenses related to our pension plans. The estimates and assumptions on which our financial projections are based may prove to be inaccurate, which may cause our actual results to materially differ from our projections, which may adversely affect our future profitability, cash flows and stock price. If we pursue strategic acquisitions, divestitures or joint ventures, we might experience operating difficulties, dilution, and other consequences that may harm our business, financial condition, and operating results, and we may not be able to successfully consummate favorable transactions or successfully integrate acquired businesses. Our business involves the potential for product liability claims, labeling claims, commercial claims and other legal claims against us, which could affect our results of operations and financial condition and result in product recalls or withdrawals. Our business is subject to increasing government regulations in both the U.S. and abroad that could impose material costs. Section 45X of the Internal Revenue Code contains production tax credits for certain battery components. Our ability to benefit from Section 45X production tax credits is not guaranteed and is dependent upon the federal government's ongoing implementation, guidance, regulations, or rulemakings. Increased focus by governmental and non-governmental organizations, customers, consumers and shareholders on sustainability issues, including those related to climate change, may have an adverse effect on our business, financial condition and results of operations and damage our reputation. We are subject to environmental laws and regulations that may expose us to significant liabilities and have a material adverse effect on our results of operations and financial condit ion. We are subject to uncertainties regarding the IEEPA tariff refunds, including the timing of these refunds. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of any such forward-looking statements. The list of factors above is illustrative, but by no means exhaustive. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. Additional risks and uncertainties include those detailed from time to time in our publicly filed documents, including those described under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission on November 18, 2025. Forward-Looking Statements 2

Non-GAAP Financial Measures The Company reports its financial results in accordance with accounting principles generally accepted in the U.S. ("GAAP"). However, management believes that certain non- GAAP financial measures provide users with additional meaningful comparisons to the corresponding historical or future period, and are used for management incentive compensation. These non-GAAP financial measures exclude items that are not reflective of the Company's on-going operating performance, such as restructuring and related costs, network transition costs, acquisition and integration costs the loss on extinguishment/modification of debt and the settlement loss on the U.K. Pension Plan termination. In addition, these measures help investors to analyze year over year comparability when excluding currency fluctuations as well as other Company initiatives that are not on- going. We believe these non-GAAP financial measures are an enhancement to assist investors in understanding our business and in performing analysis consistent with financial models developed by research analysts. Investors should consider non-GAAP measures in addition to, not as a substitute for, or superior to, the comparable GAAP measures. In addition, these non-GAAP measures may not be the same as similar measures used by other companies due to possible differences in methods and in the items being adjusted. We provide the following non-GAAP measures and calculations, as well as the corresponding reconciliation to the closest GAAP measure in the following supplemental schedules: Organic. This is the non-GAAP financial measurement of the change in Net sales or segment profit that excludes or otherwise adjusts for the Acquisition impact, Change in highly inflationary markets and Impact of currency from the changes in foreign currency exchange rates as defined below: • Acquisition impact. The Company completed the Advanced Power Solutions acquisition on May 2, 2025. These adjustments include the impact of the operations associated with the acquired branded battery business. The Company transitioned from these branded businesses to legacy brands by December 31, 2025. This does not include the impact of acquisition and integration costs associated with this acquisition. • Change in highly inflationary markets. The Company is presenting separately all changes in sales and segment profit from our Egypt and Argentina affiliates due to the designation of the economies as highly inflationary as of October 1, 2024 and July 1, 2018, respectively. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes (gains)/losses of currency hedging programs, and it excludes highly inflationary markets. •Adjusted Comparisons. Detail for adjusted gross profit and adjusted gross margin are also supplemental non-GAAP measure disclosures. These measures exclude the impact of restructuring and related costs and network transition costs. •Free Cash Flow. Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures. •Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, the costs related to acquisition and integration, network transition costs, the loss/(gain) on extinguishment/modification of debt and the settlement loss on the U.K. pension plan termination. •EBITDA and Adjusted EBITDA. EBITDA is defined as net (loss)/earnings before income tax (benefit)/provision, interest, the loss on extinguishment/modification of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of costs related to restructuring, network transition costs, acquisition and integration costs, settlement loss on the U.K. pension plan termination, and share based payments. 3

+ Q2 Fiscal 2026 Financial Results

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE5 Energizer’s Fiscal 2026 strategic priorities Restore Organic Net Sales growth through strengthened distribution and advancing innovation Rebuild Gross Margins impacted by tariffs Return to historical Free Cash Flow profile Disciplined deployment of Cash to maximize shareholder value 5

Q2 2026 Financial Highlights Q2 2026 ACTUAL (Reported May 2026) 6 1. Reported Gross Margin: 40.2% 2. Reported Earnings per share: $0.15 3. Reported Net Earnings: $10.1M Net sales of $643.3M, -3.0% reported, -5.5% organic* • Batteries & Lights Net sales -3% reported, -5.9% organic* • Auto Care Net sales -2.7% reported, -4.5% organic* Adjusted gross margin was 44.4%(1), up 360 bps vs. prior year Adjusted EPS of $0.94(2), up 40% from the prior year Adjusted EBITDA of $158.6M(3), up 13% from the prior year Net Sales Adjusted Gross Margin* Adjusted EPS* Adjusted EBITDA* Over $100M of debt paydown & 7.4% free cash flow of sales year-to-date * Debt Paydown & FCF* All comparisons for Fiscal 2026 actual results are to Fiscal 2025 comparable reported results. * See non-GAAP reconciliations in the Appendix.

Category trends remain healthy following January 2026 storm driven demand 7 U.S. Battery Category Volume Rolling 13 Week Periods FY25 Q3 FY25 Q4 FY26 Q1 FY26 Q2 (5.0%) (4.0%) (3.0%) (2.0%) (1.0%) 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Source: Circana Unify Total US Multi-Outlet plus Convenience, 13wk rolling Volume trend vs Prior Year through 03/29/2026

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Half of the devices that take specialty batteries take 20mm types, led by 20323 Devices that take 2032 are growing faster than any other battery-powered devices1 Average change frequency is increasing over time as devices are becoming more powerful and used more frequently1 Introduced Energizer Ultimate Child Shield in Q2 2026, the world’s ONLY coin lithium batteries that prevent life-threatening burns if ingested Smart Tags Connected Home Key FobsToys +25% Specialty battery dollars have grown in the last 4 years2 Advancing meaningful innovation in Specialty, the fastest growing segment in Batteries & Lights #1 Share Energizer in Specialty segment2 Sources: 1. Kantar Device Inventory Study 2025 2. Circana Unify Total US Multi-Outlet + Convenience, 52WE 11/23/25, Electronic Specialty Segment 3. Energizer Device Audit 2024, Electronic Specialty Devices Represents >10% of Energizer Batteries & Lights Sales Devices 8

Energizer® Ultimate Child ShieldTM Distribution Secured in Major US and International Retailers Product Launched in March 2026 9

Plastic free packaging eliminating over 2 million pounds of plastic waste


Enhanced Energy
Energizer
MAX
AA8
PACK
PAQUET
UP TO
JUSQU'À
100%
LONGER LASTING
PLUS DURABLE
ALKALINE BATTERIES / PILES ALCALINES

Majority of North America Household* packs will convert to Plastic Free in FY26


~30%
~70%
~100%
FY25
FY26
FY27

Transition timing varies by customer, with resets generally aligned to prevent disruption to Holiday season

*ENERGIZER MAX®, ENERGIZER® ULTIMATE LITHIUM®, RAYOVAC HIGH ENERGY®, RAYOVAC FUSION® + ONLY

Energizer Holdings, Inc.

10

Armor All® Podium Series now in shelves in over 25,000 stores globally 11

+ Disciplined Execution Driving Algorithmic Performance Three Year Lookback

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE Financial Performance FY’22 – FY’25 13 Stable Net Sales ~$3 Billion Adjusted Gross Margin Expansion of 360 Basis Points Low Single Digit Adjusted EBITDA Growth Mid Single Digit Adjusted EPS Growth Expanded Battery Category Share

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE14 Stable Net Sales and Adjusted Gross Margin & Share Growth Net Sales & Adjusted Gross Margin FY’22 – FY’25 +360bps Adj. Gross Margin Stable Category Leadership 37.3%37.2% 41.2% 42.0% FY’22 Global United States Batteries Category Share FY’25 FY’22 FY’25 Note: Adjusted Gross Margin is a Non-GAAP measure. Refer to the appendix for a reconciliation to the most comparable GAAP measure. Share data from Global Track World Monthly +AMZ Value Share $3.05 $2.96 $2.89 $2.95 37.3% 39.0% 40.9% 40.9% 30.0% 35.0% 40.0% 45.0% $1.00 $2.00 $3.00 FY22 FY23 FY24 FY25 Net Sales Adj. Gross Margin

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE15 Project Momentum and Growth Initiatives Have Driven Consistent Earnings Growth CAGR CAGR ~3.2% ~4.6% Adjusted EPS FY’22 – FY’25 Adjusted EBITDA FY’22 – FY’25 $568 $597 $612 $624 $500 $550 $600 $650 FY22 FY23 FY24 FY25 $3.08 $3.09 $3.32 $3.52 $2.00 $2.50 $3.00 $3.50 $4.00 FY22 FY23 FY24 FY25 Note: Adjusted EBITDA and Adjusted EPS are Non-GAAP measure. Refer to the appendix for a reconciliation to the most comparable GAAP measure.

FOR INTERNAL USE ONLY – DO NOT DISTRIBUTE FY’23 – FY’25 ~$600M 5.1x FY’22 Q3 FY’25 Q4 6.1x 16 ~$740M History of Strong Free Cash Flow Generation Significant Free Cash Flow Enabling Deleveraging, Dividends and Buybacks Note: Free cash flow and Net Debt to EBITDA are -GAAP measure. Refer to the appendix for a reconciliation to the most comparable GAAP measure. Debt Paydown, Dividends & Share Repurchase Free Cash Flow 3 Year Cumulative Initiated Project Momentum

+ Fiscal 2026 & Q2 Outlook

Raising 2026 Earnings Outlook 18 All comparisons for Fiscal 2026 actual results are to Fiscal 2025 comparable reported results. * See non-GAAP reconciliations in the Appendix. Organic Net Sales Adjusted Gross Margin Adjusted EBITDA Adjusted EPS* 40% - 41% High End High End FY 2026 Outlook Initial Modest Decline Flat to Slightly Positive $580M - $610M $3.30 - $3.60 Current Flat Q3: + Low Single Digit Q3: ~40% Q3: $0.75 – 0.85

Adjusted Gross Margin expected to return to normalized levels in Q4 FY 2026

Q1 2026

~500 bps

Transitional Costs Related to (1) Elevated Tariffs (2) Short-Term Operational Inefficiencies and (3) APS Integration



Q1 – Q4

~$15M

Incremental Production Credits

~$40M Momentum[(1) (2)]

~$25M Savings

~$15M Tariff Mitigation[(2)]

Cycling Transitional Costs and Operating Initiatives Drive Normalized Margins



Q1-Q4 Production Credits & Momentum Savings
150 to 200 bps
Transitional Costs
~500 bps
34.9%
Low 40's
Q1
Q4

(1) Inclusive of savings expected to be recognized in SG&A.
(2) Tariff Mitigation reflects tariff cost avoidance.

19

Appendix Materials: Non-GAAP Reconciliations 20

Non-GAAP Reconciliation: Net Sales (in millions) Organic. This is the non-GAAP financial measurement of the change in Net sales or segment profit that excludes or otherwise adjusts for the Acquisition impact, Change in highly inflationary markets and Impact of currency from the changes in foreign currency exchange rates as defined below: • Acquisition impact. The Company completed the Advanced Power Solutions acquisition on May 2, 2025. These adjustments include the impact of the operations associated with the acquired branded battery business. The Company will be working to transition from these branded business to legacy brands by December 31, 2025. This does not include the impact of acquisition and integration costs associated with this acquisition. • Change in highly inflationary markets. The Company is presenting separately all changes in sales and segment profit from our Egypt and Argentina affiliates due to the designation of the economies as highly inflationary as of October 1, 2024 and July 1, 2018, respectively. • Impact of currency. The Company evaluates the operating performance of our Company on a currency neutral basis. The Impact of Currency is the change in foreign currency exchange rates year-over-year on reported results, which is calculated by comparing the value of current year foreign operations at the current period USD exchange rate versus the value of current year foreign operations at the prior period USD exchange rate. The impact of currency also includes (gains)/losses of currency hedging programs, and it excludes highly inflationary markets. 21

Non-GAAP Reconciliation: Adjusted Gross Margin (in millions) Adjusted gross margin as a percent of sales excludes any charges related to restructuring programs, network transition costs, acquisition and integration costs, FY23 & FY24 Production Credits, cost related to the exit of Russian market in FY22 and the costs related to the FY22 Brazilian flood.22

Non-GAAP Reconciliation: Adjusted Earnings Per Share – Fiscal Q2 2026 and 2025 (in millions, except per share data) Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, network transition costs, the costs related to acquisition and integration., the Loss on extinguishment/modification of debt and the Settlement loss on U.K. Pension plan . The Effective tax rate for the Adjusted - Non-GAAP Net Earnings and Diluted EPS for the quarters ended MArch 31, 2026 and 2025 was 19.5% and 23.1%, respectively, as calculated utilizing the statutory rate for the jurisdictions where the costs were incurred. 23

Non-GAAP Reconciliation: Adjusted EBITDA and Free Cash Flow (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment/modification of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs of restructuring and related costs, network transition costs, acquisition and integration costs and share based payments. 24 Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures.

Non-GAAP Reconciliation: Adjusted EBITDA - Fiscal 2025 and 2024 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment/modification of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs of restructuring and related costs, network transition costs, acquisition and integration costs, FY23 & FY24 production credits, a litigation matter, impairment on intangible assets, the December 2023 Argentina Economic Reform and share based payments. 25

Non-GAAP Reconciliation: Adjusted EBITDA - Fiscal 2024 and 2023 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, network transition costs, acquisition and integration costs, a litigation matter, the settlement loss on US pension annuity buy out, impairment on intangible assets, the December 2023 Argentina Economic Reform and share based payments. 26

Non-GAAP Reconciliation: Adjusted EBITDA - Fiscal 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of the costs related to restructuring, acquisition and integration costs, impairment on goodwill & intangible assets, the exit of Russian market, a gain on finance lease termination, an acquisition earnout, the impact from Brazil flood damage, net of insurance proceeds, and share based payments. 27

Non-GAAP Reconciliation: Adjusted Earnings per share - Fiscal 2023 and 2022 (in millions) 28 Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, the costs related to acquisition and integration, an acquisition earn out, impairment of goodwill and intangible assets, loss(gain) on extinguishment of debt, settlement loss on US pension annuity buy out, costs to exit the Russian market, gain on finance lease termination and the costs of the June 2022 flood on our Brazilian manufacturing plant. The Effective tax rate for the Adjusted - Non- GAAP Net Earnings and Diluted EPS for the quarters ended September 30, 2023 and 2022 was 20.7% and 14.1%, respectively, and for the twelve months ended September 30, 2023 and 2022 was 21.2% and 19.5%, respectively, as calculated utilizing the statutory rate for where the costs were incurred.

Non-GAAP Reconciliation: Adjusted Earnings Per Share Fiscal 2025 and 2024 (in millions, except per share data) Adjusted Net Earnings and Adjusted Diluted Net Earnings Per Common Share (EPS). These measures exclude the impact of restructuring and related costs, network transition costs, the costs related to acquisition and integration, FY23 & FY24 production credits, impairment of intangible assets, a litigation matter, the loss on extinguishment/modification of debt, and the December 2023 Argentina Economic Reform. The Effective tax rate for the Adjusted - Non-GAAP Net Earnings and Diluted EPS for the quarters ended September 30, 2025 and 2024 was 21.6% and 22.1%, respectively, and for the twelve months ended September 30, 2025 and 2024 was 20.2% and 22.9%, respectively, as calculated utilizing the statutory rate for the jurisdictions where the costs were incurred. 29

Non-GAAP Reconciliation: Adjusted EBITDA - June 30, 2022 (in millions) EBITDA is defined as net earnings before income tax provision, interest, the loss on extinguishment of debt, and depreciation and amortization. Adjusted EBITDA further excludes the impact of acquisition and integration costs, the costs of exiting the Russian market, Gain on capital lease termination, the loss from the May 2022 Brazil flood damage, an acquisition earn out and share based payments. 30

Non-GAAP Reconciliation: Net Debt and Net Leverage and Free Cash Flow (in millions) Net Debt is defined as total Company debt, less cash and cash equivalents. Net leverage is Net debt divided by the last twelve months Adjusted EBITDA. LTM is the last twelve months for June 30, 2022. 31 Free Cash Flow is defined as net cash provided by operating activities reduced by capital expenditures, net of the proceeds from asset sales.

Non-GAAP Reconciliation: FY 2026 Outlook (in millions – except per share data) 32